UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2019

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or other jurisdiction of incorporation)	1-33377 (Commission File Number)	22-3351447 (I.R.S. Employer Identification No.)

630 Godwin Avenue Midland Park, NJ (Address of principal executive offices)	07432 (Zip Code)

Registrant’s telephone number, including area code: (201) 444-7100 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SSFN	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders (the “Special Meeting”) of Stewardship Financial Corporation (the “Corporation”) was held on October 3, 2019. A total of 6,840,691 shares of the Corporation’s common stock entitled to vote were present or represented by proxy at the Special Meeting constituting a quorum for the transaction of business. The Corporation’s shareholders considered the proposals set forth in the Corporation’s proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on August 19, 2019 (the “Proxy Statement”). The final results of the voting are as follows:

Proposal 1: Approval of the Agreement and Plan of Merger, dated as of June 6, 2019, by and among Columbia Financial, Inc., Broadway Acquisition Corp. and Stewardship Financial Corporation. The following are the results of the voting:

For	Against	Abstain	Broker Non-Votes
6,760,731	53,943	26,016	0

Proposal 2: Approval, on a non-binding, advisory basis, of the compensation to be paid to certain executive officers of Stewardship Financial Corporation if the merger contemplated by the merger agreement is consummated. The following are the results of the voting:

For	Against	Abstain	Broker Non-Votes
6,339,159	346,013	155,518	0

Proposal 3: Approval of an adjournment of the special meeting, if necessary, to permit the further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement. The following are the results of the voting:

For	Against	Abstain	Broker Non-Votes
6,680,974	136,951	22,765	0

With respect to the Adjournment Proposal, although sufficient votes were received for the proposal to be approved, the meeting was not adjourned because the merger proposal was approved and the adjournment of the Special Meeting was determined not to be necessary or appropriate.

Item 8.01 Other Events.

On October 3, 2019, Stewardship Financial Corporation announced that, at its Special Meeting of shareholders held on this date, the shareholders of the Corporation approved the previously-disclosed, contemplated merger with Columbia Financial, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Number	Description

99.1	Press Release dated October 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWARDSHIP FINANCIAL CORPORATION

Date: October 3, 2019

	By:	/s/ Claire M. Chadwick
		Name:	Claire M. Chadwick
		Title:	Executive Vice President and Chief Financial Officer